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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                      February 16, 2001 (February 6, 2001)
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                            LIFEPOINT HOSPITALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      0-29818                  52-2165845
       ---------------             ---------------           ----------------
       (State or Other            (Commission File           (I.R.S. Employer
       Jurisdiction of                 Number)                Identification
       Incorporation)                                             Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
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               (Address of Principal Executive Offices) (Zip Code)


                                 (615) 372-8500
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              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                  ---------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.      OTHER EVENTS.

             LifePoint Hospitals, Inc. (the "Company") issued a press release on Tuesday, February 6, 2001 containing its fourth quarter and year ended December 31, 2000 earnings results. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a) Financial statements of businesses acquired.
                      None required

             (b) Pro forma financial information.
                      None required

             (c) Exhibits.

                 99 Copy of press release issued by the Company on February 6, 2001.












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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LIFEPOINT HOSPITALS, INC.

                                    By:     /s/ William F. Carpenter III
                                        ----------------------------------------
                                              William F. Carpenter III
                                              Senior Vice President and
                                              General Counsel



Date:  February 16, 2001










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